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                            [PVF CAPITAL CORP. LOGO]


PRESS ANNOUNCEMENT
DATE:           APRIL 13, 2005
CONTACT:        C. KEITH SWANEY
                (440) 248-7171

PVF CAPITAL CORP. ANNOUNCES QUARTERLY EARNINGS AND CASH DIVIDEND.

PVF Capital Corp., the parent company of Park View Federal Savings Bank, announced earnings of $1,313,000, or $0.19 basic earnings per share and $0.18 diluted earnings per share, for the quarter ended March 31, 2005 as compared to earnings of $1,186,000, or $0.17 basic earnings per share and $0.16 diluted earnings per share, for the prior year comparable period.

Earnings were $4,003,000, or $0.57 basic earnings per share and $0.56 diluted earnings per share, for the nine-month period ended March 31, 2005 as compared to $5,468,000, or $0.78 basic earnings per share and $0.76 diluted earnings per share, for the prior year comparable period.

Commenting on the results Chairman John R. Male stated, "The decrease in earnings for the nine-month period ended March 31, 2005 is largely attributable to a decrease in non-interest income. Non-interest income decreased as a result of mortgage banking activities, specifically a decrease in gains on the sale of loans. The results of mortgage banking activity in the prior period were attributable to historically low market interest rates and refinancing activity," concluded Mr. Male.

As of March 31, 2005, PVF Capital Corp. reported assets of $811.9 million, an increase of $56.2 million or 7.4%, from the fiscal year ended June 30, 2004. Total stockholders' equity of PVF Capital Corp. was $65.5 million at March 31, 2005. Annualized return on assets and return on equity were 0.68% and 8.29%, respectively, for the nine months ended March 31, 2005.

On March 22, 2005, the Board of Directors of PVF Capital Corp. declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share payable on May 2, 2005 to the stockholders of record at the close of business on April 25, 2005.

This press release contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Act of 1995 or the Securities and Exchange Commission in its rules, regulations, and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, real estate values and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved.

PVF Capital Corp.'s common stock trades on the NASDAQ Small-Cap market under the symbol PVFC.



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

PVF CAPITAL CORP.

                                                                                   30000 Aurora Road
                                                                                     Solon, OH 44139
                                                                                        440-248-7171

                                      SUMMARY OF FINANCIAL HIGHLIGHTS


                               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                               (UNAUDITED)

 (Dollars in thousands)                                          MARCH 31,                 JUNE 30,
                                                                   2005                      2004
                                                               ------------              -----------
ASSETS
------
   Cash and cash equivalents                                     $  8,826                  $ 17,470
   Investment securities                                           57,500                    27,500
   Loans and mortgage backed securities                           691,800                   659,331
   Other assets                                                    53,741                    51,386
                                                                 --------                  --------
      Total Assets                                               $811,867                  $755,687
                                                                 ========                  ========

LIABILITIES
-----------
   Deposits                                                      $542,331                  $526,493
   Borrowed money                                                 173,016                   147,526
   Other liabilities                                               31,063                    18,307
                                                                 --------                  --------
      Total Liabilities                                           746,410                   692,326
                                                                 --------                  --------

      Total Stockholders' Equity                                   65,457                    63,361
                                                                 --------                  --------
      Total Liabilities and Stockholders' Equity                 $811,867                  $755,687
                                                                 ========                  ========
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
                                             CONSOLIDATED STATEMENTS OF OPERATIONS
                                                          (UNAUDITED)

                                                                 THREE MONTHS ENDED                   NINE MONTHS ENDED
 (Dollars in thousands except per share data)                         MARCH 31,                           MARCH 31,
                                                           -----------------------------       --------------------------------
                                                               2005              2004                2005               2004
                                                           ------------      -----------       ---------------    -------------
Interest income                                              $10,941            $9,576             $31,494            $29,464
Interest expense                                               5,103             4,097              14,264             12,485
                                                             -------            ------             -------            -------
Net interest income                                            5,838             5,479              17,230             16,979
       Provision for loan losses                                  75               140                 211                432
                                                             -------            ------             -------            -------
Net interest income after provision for loan losses            5,763             5,339              17,019             16,547
Total noninterest income                                         939               837               2,484              5,016
Total noninterest expense                                      4,786             4,425              13,688             13,324
                                                             -------            ------             -------            -------
Income before federal income tax provision                     1,916             1,751               5,815              8,239
        Federal income tax provision                             603               565               1,812              2,771
                                                             -------            ------             -------            -------
Net income                                                   $ 1,313            $1,186             $ 4,003            $ 5,468
                                                             =======            ======             =======            =======
BASIC EARNINGS PER SHARE                                     $  0.19            $ 0.17             $  0.57            $  0.78
                                                             =======            ======             =======            =======
DILUTED EARNINGS PER SHARE                                   $  0.18            $ 0.16             $  0.56            $  0.76
                                                             =======            ======             =======            =======
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